INVESTOR PRESENTATION I 2nd QUARTER WORKING TOGETHER. BUILDING SUCCESS.

WORKING TOGETHER BUILDING SUCCESS 2 TABLE OF CONTENTS PAGE 4 PROFILE, INVESTMENT RATIONALE, CULTURE & STRATEGY PAGE 11 CREDIT, CAPITAL & LIQUIDITY PAGE 23 Q2 2023 FINANCIAL INSIGHTS PAGE 35 Q2 2023 APPENDIX

3 PAGE 4 PROFILE, INVESTMENT RATIONALE, CULTURE & STRATEGY PAGE 11 CREDIT, CAPITAL & LIQUIDITY PAGE 23 Q2 2023 FINANCIAL INSIGHTS PAGE 35 Q2 2023 APPENDIX Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”), and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, each of which is available on the Securities and Exchange Commission’s (“SEC”) website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2022 Form 10-K under the section, “Risk Factors” in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. SAFE HARBOR STATEMENT

PROFILE, INVESTMENT RATIONALE, CULTURE & STRATEGY 4

NASDAQ: PEBO PEBO GEOGRAPHIC PROFILE 5WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO WV VAKY OH MD DC OHIO WARREN COUNTY 49 CARLISLE 50 FRANKLIN 51 HAMILTON TOWNSHIP 52 LEBANON 53 MASON 54 SPRINGBORO 55 WAYNESVILLE HAMILTON COUNTY 56 MADEIRA 57 MONTGOMERY 58 CINCINNATI LPO EAST 59 CINCINNATI LPO WEST CLERMONT COUNTY 60 BATAVIA 61 MILFORD 62 MILFORD LPO 63 WILLIAMSBURG BROWN COUNTY 64 SARDINIA 65 GEORGETOWN OH 66 MOUNT ORAB 67 RIPLEY OH MAIN ST FAIRFIELD COUNTY 25 BALTIMORE 26 LANCASTER 27 LANCASTER - FAIR AVE ATHENS COUNTY 28 ATHENS - COURT STREET 29 ATHENS - MALL 30 NELSONVILLE MEIGS COUNTY 31 POMEROY 32 POMEROY DRIVE-THRU LAWRENCE COUNTY 34 PROCTORVILLE 35 IRONTON JACKSON COUNTY 36 JACKSON 37 WELLSTON SCIOTO COUNTY 38 PORTSMOUTH 39 PORTSMOUTH NORTH 40 SCIOTOVILLE 41 WHEELERSBURG PIKE COUNTY 42 WAVERLY GALIA COUNTY 33 GALLOPOLIS CLINTON COUNTY 44 BLANCHESTER 45 NEW VIENNA 46 SABINA 47 WILMINGTON MAIN 48 WILMINGTON PLAZA HIGHLAND COUNTY 43 HILLSBORO CUYAHOGA COUNTY 22 NEWARK 23 HEATH FRANKLIN COUNTY 24 WORTHINGTON WASHINGTON COUNTY 1 MARIETTA MAIN 2 FRONTIER 3 SECOND STREET 4 RENO 5 LOWEL 6 BELPRE SUMMIT COUNTY 16 NORTON 17 AKRON LPO 18 AKRON MAIN 19 CUYAHOGA FALLS 20 MUNROE FALLS GUERNSEY COUNTY 10 CAMBGIRDGE - WHEELING AVE 11 CAMBRIDGE - SIXTH STREET 12 BYESVILLE COSHOCTON COUNTY 13 COSHOCTON KNOX COUNTY 14 MOUNT VERNON STARK COUNTY 15 NORTH CANTON CUYAHOGA COUNTY 21 BEACHWOOD MORGAN COUNTY 8 MCONNESVILLE MUSKINGAM COUNTY 9 ZANESVILLE NOBLE COUNTY 7 CALDWELL GREENUP COUNTY 78 GREENUP 79 RUSSELL BOYD COUNTY 80 ASHLAND 81 SUMMIT MASON COUNTY 73 MAYSVILLE LEWIS COUNTY 74 VANCEBURG MAIN 75 VANCEBURG AA HWY 76 GARRISON 77 TOLLESBORO KENTON COUNTY 69 FORT WRIGHT CAMPBELL COUNTY 70 COLD SPRING BRACKEN COUNTY 71 BROOKSVILLE ROBERTSON COUNTY 72 MOUNT OLIVET BOONE COUNTY 68 FLORENCE UPSHUR COUNTY 115 BUCKHANNON BARBOUR COUNTY 116 PHILIPPI HARRISON COUNTY 117 BRIDGEPORT MARION COUNTY 118 FAIRMONT LPO CLAY COUNTY 123 CLAY KANAWAHA COUNTY 124 CHARLESTON 125 CHARLESTON PENN AVE ROANE COUNTY 126 SPENCER DRIVE THRU 127 SPENCER MAIN BRAXTON COUNTY 119 SUTTON 120 GASSAWAY 121 BURNSVILLE 122 FLATWOODS GREENBRIER COUNTY 111 WHITE SULPHUR SPRINGS 112 NORTH LEWISBURG 113 DOWNTOWN LEWISBURG 114 RONCEVERTE WOOD COUNTY 96 VIENNA 97 EMERSON 98 DIVISION 99 PETTYVILLE 100 MINERAL WELLS TYLER COUNTY 95 SISTERSVILLE JACKSON COUNTY 101 RAVENSWOOD 102 RIPLEY WV MILLER DR MASON COUNTY 103 POINT PLEASANT CABELL COUNTY 104 HUNTINGTON WEST 105 HUNTINGTON EAST 106 HUNTINGTON LPO LINCOLN COUNTY 107 WEST HAMLIN LOGAN COUNTY 108 LOGAN BOONE COUNTY 109 MADISON RALEIGH COUNTY 110 BECKLEY LPO WETZEL COUNTY 94 NEW MARTINSVILLE PIKE COUNTY 83 PIKEVILLE 84 PIKEVILLE - INSURANCE FLOYD COUNTY 85 MARTIN 86 PRESTONSBURG 87 NORTH SIDE JOHNSON COUNTY 88 PAINTSVILLE MAGOFFIN COUNTY 89 SALYERSVILLE MARTIN COUNTY 82 INEZ BREATHITT COUNTY 90 JACKSON KY MAIN 91 JACKSON KY HIGHWAY 15 SCOTT COUNTY 92 GEORGETOWN KY HENRY COUNTY 93 EMINENCE KENTUCKY WEST VIRGINIA 131 K STREET 132 DUPONT CIRCLE 133 CONNETICUT AVENUE DC MONTGOMERY COUNTY 134 CHEVY CHASE MARYLAND 128 COVINGTON 129 RICHMOND 130 HAMPTON VIRGINIA COLUMBUS CLEVELAND CINCINNATI LEXINGTON LOUISVILLE RICHMOND CHARLESTON MARIETTA HUNTINGTON PEOPLES BANK GEOGRAPHIC FOOTPRINT COUNTIES WHERE PEBO HAS OVER $100 MILLION OF DEPOSITS AND IS NOT IN TOP 3 MARKET SHARE* COUNTIES WHERE PEBO HAS TOP 3 MARKET SHARE* CURRENT PEBO FOOTPRINT PEBO SNAPSHOT AS OF JUNE 30, 2023 Loans: $6.0 billion Assets: $8.8 billion Deposits: $7.0 billion Market Cap: $939 million Assets Under Admin/Mgmt: $3.3 billion * According to FDIC annual summary of deposits as of June 2022.

6 CORPORATE CULTURE NASDAQ: PEBO OUR VISION Our vision is to be the BEST COMMUNITY BANK IN AMERICA ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) MATTERS In 2023 and beyond, we are committed to continuing to conduct our business in a manner that aligns with our values, our ESG areas of focus, and our investment rationale. Our ESG areas of focus are organized around our associates, our communities, our clients and our shareholders. More about our ESG practices can be found on our website at peoplesbancorp.com/about-us/about-peoples. Our actions are guided by our core values represented by the Promise Circle, which embodies how we do business and our never ending pursuit of creating value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth. OUR CORE VALUES

NASDAQ: PEBO STRATEGIC ROAD MAP 7WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO • Everyone is a Risk Manager • Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance • Disciplined Credit Culture • Do Things Right the First Time • Raise Your Hand • Discover the Root Cause • Manage Change Effectively • Keep Information Secure • Treat The Client Like Family • Delight The Client • Ensure A Consistent Client Experience Across All Channels • Learn Client’s Goals and Fears • Deliver Expert Advice and Solutions • Evolve the Digital Experience • DWYSYWD (Do What You Say You Will Do) • Acquire, Grow and Retain Clients • Earn Client Referrals • Go Wide • Price for the Value We Provide • Operate Efficiently • Have Appetite For Winning • Execute Thoughtful Mergers and Acquisitions • Hire for Values • Competition Is Across the Street • Promote a Culture of Learning • Coach In Every Direction • Put Right People In Right Job • Be Accountable, No Excuses • Recognize and Reward Performance • Balance Work And Life • Cultivate Diversity • Spread Goodness / No Jerks RESPONSIBLE RISK MANAGEMENT EXTRAORDINARY CLIENT EXPERIENCE PROFITABLE REVENUE GROWTH FIRST CLASS WORKPLACE • Commitment to Superior Shareholder Returns • Clients’ First Choice for Financial Services • Great Place to Work • Meaningful Impact on Our Communities BEST COMMUNITY BANK IN AMERICA

8 INVESTMENT RATIONALE NASDAQ: PEBO UNIQUE COMMUNITY BANKING MODEL • Strongest deposit market share positions in more rural markets where we can affect pricing. Top 3 market share in 35 counties across three states. • Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Lexington, Louisville, Washington D.C., and Richmond) • Greater revenue diversity than average $1 -$10 billion bank with a fee income ratio of 22%* • Strong community reputation and active involvement • Nationwide insurance premium financing and equipment leasing businesses STRONG, DIVERSE SOURCES OF FEE INCOME • 17th largest bank-owned insurance agency, with expertise in commercial, personal, life and health • Wealth management – $3.3 billion in assets under administration and management, including brokerage, trust and retirement planning as of June 30, 2023 • Top 100 U.S. equipment leasing company CAPACITY TO GROW OUR FRANCHISE • Strong capital, earnings growth and operating performance to support M&A strategy • Proven integration capabilities and scalable infrastructure COMMITTED TO DISCIPLINED EXECUTION AND GENERATING POSITIVE OPERATING LEVERAGE • Strong, integrated enterprise risk management process • Focused on business line performance and contribution, operating efficiency and credit quality • Disciplined credit practice as indicated by portfolio construction and data ATTRACTIVE DIVIDEND OPPORTUNITY • Targeting 40% to 50% payout ratio under normal operating environment • Dividend paid increased from $0.15 per share for Q1 2016 to $0.39 declared in Q3 2023 • Consistently evaluate dividend and adjust accordingly – annualized dividend yield at July 21, 2023 was 5.67% *Non-interest income, excluding gains and loses, as a percent of total revenue as of 6/30/23 STRENGTH IN THE CURRENT ENVIRONMENT (AS OF JUNE 30, 2023)

NASDAQ: PEBO INVESTMENT RATIONALE 9WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO CREDIT • Stable metrics compared to year-end • NPAs of 0.48% as a percentage of total assets • 99.0% of loan portfolio “current” at quarter-end • Total outstanding balance of commercial office space was $120 million or 2% of total loans CAPITAL • Meaningfully above well capitalized levels • Remain above well capitalized levels even if we included unrealized losses on both available-for- sale and held-to-maturity investments DEPOSITS • Average customer deposit relationship: $29,000 • 32% of our deposit balances exceeded FDIC insurance limits (20% if you exclude Public Funds) • 78% of our deposits are retail deposits (consumer and small businesses) LIQUIDITY • Loan-to-deposits of 86% • $501.2 million in liquefiable assets • $3.0 billion of contingent liquidity sources (nearly $870.5 million of the available funding is from lines available from the FHLB and the FRB, assuming we have all available potential collateral pledged) STRENGTH IN THE CURRENT ENVIRONMENT (AS OF JUNE 30, 2023)

10 EXTERNAL RECOGNITION NASDAQ: PEBO BEST IN THE VALLEYS PIKE COUNTY, KY JOHNSON COUNTY, KY FLOYD COUNTY, KY 2023 is 2nd year in a row Peoples Bank has received Top Workplaces USA award COMMUNITY AWARDS PIKE COUNTY, KY 2023 WINNER

NASDAQ: PEBO 11 CREDIT, CAPITAL & LIQUIDITY

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% EG BN LK FN FI SI SA SR CC N E FR M E CT BI PF C SR CE FM N B HB N C TO W N FF BC TH FF SY BT ST BA PR K TM P FC F G AB C CH CO N BT B PE BO N W BI CB U PEER GROUP - TOTAL DEPOSIT COST (%) 12 COST OF DEPOSITS NASDAQ: PEBO PEBO IS BELOW THE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS AS OF MARCH 31, 2023 PROXY PEER GROUP - TOTAL DEPOSIT COST (%) 0.40% Source: S&P Global Market Intelligence, as of 03/31/2023. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Proxy Peer Group”. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2023. LOW LOAN TO DEPOSIT RATIO PROVIDES LOW COST LIQUIDITY TO FUND FUTURE GROWTH UNIV. $1-$10 B AVERAGE: 1.10%

0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% EG BN SA SR ST BA PF C N W BI FC F CC N E SR CE LK FN PR K N BT B FR M E CT BI TO W N SY BT FI SI FF BC PE BO TM P CH CO HB N C TH FF G AB C FM N B CB U PEER GROUP - LOANS / DEPOSITS UNIV. $1-$10 B Average: 87.00% 82.27% PROXY PEER GROUP - TOTAL DEPOSIT COST (%) NASDAQ: PEBO DEPOSIT FRANCHISE 13WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO LOW LOAN TO DEPOSIT RATIO PROVIDES LOW COST LIQUIDITY TO FUND FUTURE GROWTH Source: S&P Global Market Intelligence, as of 03/31/2023. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Proxy Peer Group”. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2023. PROXY PEER GROUP - LOANS / DEPOSITS DATA AS OF MARCH 31, 2023 NIV. $1- 10 B AVER GE: 87.00% 100% 80% 60% 40% 20% 0%

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% PE BO FF BC ST BA PR K CH CO TH FF FC F CC N E G AB C FR M E SR CE SY BT N BT B LK FN CT BI N W BI TO W N CB U FM N B FI SI SA SR TM P PF C EG BN HB N C PEER GROUP- NET INTEREST MARGIN UNIV. $1-$10 B Average: 3.51% 4.49% 14 NET INTEREST MARGIN NASDAQ: PEBO BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE ROXY PEER GROUP - NE INTEREST MARGIN Source: S&P Global Market Intelligence, as of 03/31/2023. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Proxy Peer Group”. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2023. NIV. $1-$10 B AVERAGE: 3.51% 5% 4% 3% 2% 1% 0% DATA AS OF MARCH 31, 2023

BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE PROXY PEER GROUP - NET INTEREST MARGIN NASDAQ: PEBO CREDIT RISK MANAGEMENT PROCESS 15WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO LOANS & LEASES* PORTFOLIO COMPOSITION • Robust concentration management process focused on portfolio risk diversification • Relationship based lending • Commercial Real Estate (CRE) and Commercial & Industrial (C&I) are balanced with Consumer • CRE financing generally for "A" tier developers only • CRE is 190% of risk based capital at 6/30/2023 • Very limited out of market lending • Growing consumer portfolios organically and through acquisitions POLICY / UNDERWRITING STANDARDS • Experienced, independent commercial and consumer underwriters • Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis, and industry research • Risk appropriate CRE policy standards that vary by asset class • Established limits on policy exceptions; volume and trends monitored monthly • Use of government guarantee programs when appropriate • Abbreviated approval process for loan exposures < $1.0 million • Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter) MANAGEMENT & MONITORING • Clear segregation of duties between sales & credit functions • Signature approval process with Credit Administration representation • Centralized risk rating, borrowing base monitoring, covenant tracking and testing • Consistent documentation and loan funding process centrally managed by Credit Administration with second review • Experienced workout team dedicated to proactive rehabilitation or exit • Construction loan monitoring and funding process independently managed by Credit Administration staff OVERSIGHT • Board approval required for C&I relationships >$30 million • Board approval required for “A Tier” CRE relationships >$40 million • External loan review by large accounting and advisory firm • Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million • Quarterly review of Systemically Important Relationships (SIRs) • Monthly Loan Quality Committee meetings • Internal loan reviews are performed annually on all commercial loans > $1 million • Quarterly, the CECL Assumptions Group provides recommendations on the allowance for credit losses based on their review of economic forecasts and the loan portfolio metrics *Also referred to throughout this document as “total loans” and “loans held for investment” DATA AS OF MARCH 31, 2023

16 ASSET QUALITY NASDAQ: PEBO 0.000% 0.125% 0.250% 0.375% YTD 20232022202120202019201820172016 Charge Offs Annualized Percentage of Net Charge-Offs to Average Loans 90% 95% 100% YTD 20232022202120202019201820172016 Percentage of Loans considered Current Percentage of Loans Considered “Current” OUR DELINQUENCY AND NET CHARGE-OFF TRENDS HAVE REMAINED STABLE FOR 8 YEARS 98.6% 98.0% 0.15% 0.09% 0.15% 0.04% 0.05% 0.13% 0.16% 99.1% 98.8% 98.5%98.5% The low charge-off rate in 2019 and 2020 was due to large recoveries. Increase in 2021 charge-offs was driven by a $0.5 million charge-off of one commercial and industrial loan relationship and leasing charge-offs (higher charge-off business than our core franchise) 98.6% 0.11% 99.0%

NASDAQ: PEBO ASSET QUALITY 17WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO THE INCREASE IN NPAS IN Q3 2021 WAS MAINLY DUE TO ACQUISITION OF PREMIER FINANCIAL BANCORP, INC.* *The accounting for purchased credit deteriorated loans under ASU 2016-13 resulted in the movement of $3.9 million of loans from the 90+ days past due and accruing category to the nonaccrual category on January 1, 2020. As of December 31, 2019, these loans were presented as 90+ days past due and accruing, although they were not accruing interest income, because they were accreting income from the discount that was recognized due to acquisition accounting. The change in NPA’s for the quarter ended September 30, 2021 was a result of $11.1M of OREO property acquired from Premier Financial Bancorp, Inc. Source: S&P Global Market Intelligence. Nonperforming assets include loans 90+ days past due and accruing, renegotiated loans, nonaccrual loans, and other real estate owned. N PA ’S IN $ M IL LI O N S $0 $10 $20 $30 $40 $50 $60 Q2-23Q1-23Q4-22Q3-22Q2-22Q1-22Q4-21Q3-21Q2-21Q1-212020201920182017 NPA Composition C&I RESIDENTIAL CRE HELOC CONSUMER

18 ASSET QUALITY NASDAQ: PEBO Asset Quality 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Q2-23Q1-23Q4-22Q3-22Q2-22Q1-22Q4-21Q3-21Q2-21Q1-21FY-20FY-19FY-18FY-17 CLASSIFIED AND CRITICIZED LOANS AS A PERCENTAGE OF TIER 1 CAPITAL ARE WELL MANAGED. INCREASE IN Q3 2021 DUE TO ACQUISITION OF PREMIER FINANCIAL BANCORP, INC. *In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful. CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL * CRITICIZED LOANS / TIER 1 CAPITAL + ALLL * 25.61% 28.10% 10.78% 13.14% 21.22% 14.49% 27.09% 15.52% 16.17% 24.74% 15.70% 25.83% 35.72% 29.11% 15.99% 21.69% 16.40% 30.93% 28.76% 18.31% 14.56% 25.29% 13.34% 28.50% 28.75% 24.72% 12.52% 13.47%

0% 50% 100% 150% 200% 250% 300% 350% 400% EG BN SA SR PF C ST BA FI SI $1 -1 0B A ve ra ge TO W N TM P SY BT CC N E FC F FF BC CH CO FM N B LK FN G AB C FR M E TH FF HB N C N BT B PE BO CB U PR K N W BI SR CE PEER GROUP- CRE LOANS / RISK-BASED CAPITAL 261.07% 150.65% NASDAQ: PEBO CRE CONCENTRATION ANALYSIS 19WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK PROXY PEER GROUP – CRE LOANS / RISK-BASED CAPITAL Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 03/31/23. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. The Proxy Peer Group is used above for comparative purposes. DATA AS OF MARCH 31, 2023

0% 20% 40% 60% 80% 100% 120% EG BN PF C SA SR TO W N FI SI LK FN CC N E TH FF SY BT $1 -$ 10 B A ve ra ge FR M E G AB C FC F ST BA PE BO TM P FM N B FF BC HB N C PR K CB U N BT B N W BI SR CE CH CO PEER GROUP - CONSTRUCTION, LAND AND DEVELOPMENT LOANS / RISK- BASED CAPITAL 50.74% 33.70% 20 CRE CONCENTRATION ANALYSIS NASDAQ: PEBO Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 03/31/23. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. The Proxy Peer Group is used above for comparative purposes. PEBO IS MEANINGFULLY BELOW THE AVERAGE FOR $1-10 BILLION BANKS AS OF MARCH 31, 2023 PROXY PEER GROUP – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL TOTAL LOAN PORTFOLIO = $6.0 BILLION 100% IS THE LEVEL CONSIDERED HEIGHTENED CONTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE.

PROXY PEER GROUP – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL NASDAQ: PEBO LOAN COMPOSITION 21WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO TOTAL LOAN PORTFOLIO = $6.0 BILLION Data as of June 30, 2023. *Total includes commercial real estate and construction loans, and exposure includes commitments. **Top ten categories in terms of loan size are shown (remaining categories in other) LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE NON-OWNER OCCUPIED (CRE) 23% COMMERCIAL & INDUSTRIAL 20% RESIDENTIAL REAL ESTATE 13% OWNER OCCUPIED (CRE) 12% CONSUMER, INDIRECT 11% CONSTRUCTION 7% LEASES 6% HOME EQUITY LINES OF CREDIT 3% PREMIUM FINANCE LOANS 3% CONSUMER, DIRECT 2% 1 2 3 4 5 6 7 8 9 10 TOTAL CRE PORTFOLIO* = $2.1 BILLION, $2.2 BILLION WITH COMMITMENTS RETAIL 13% INDUSTRIAL 11% OFFICE BUILDINGS 10% LODGING 8% APARTMENT 6% WAREHOUSE 4% ASSISTED LIVING 4% RESTAURANT 3% EDUCATIONAL SERVICES 2% OTHER 39%** 1 2 3 4 5 6 7 8 9 10 FOOD SERVICES 20% RETAIL TRADE 18% REAL ESTATE 8% TRADE CONTRACTORS 8% MANUFACTURING (FOOD, BEVERAGE, TEXTILE, LEATHER) 6% AGRICULTURE 5% PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES 3% MACHINERY MANUFACTURING 3% PLASTIC & RUBBER PRODUCT MANUFACTURING 3% WHOLESALE TRADE 3% OTHER 23%** 1 2 3 4 5 6 7 8 9 10 11 Other Educational Restaurant Assisted Living Warehouse Apartment Lodging Oce Buildings Industrial Retail Commercial Real Estate Portfolio 3 2 5 1 67 8 9 10 4 TOTAL C&I PORTFOLIO = $1.2 BILLION, WHICH INCLUDES PPP LOANS C & I Chart 2 1 34 5 6 7 8 9 10 11 Loan Composition Commercial Real Estate Portfolio Loan Portfolio (Excluding Deposit Overdrafts) 2 3 1 4 5 7 8 6 9 10 GEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ OHIO 51.6% KENTUCKY 25.4% WEST VIRGINIA 16.5% MARYLAND 2.1% VIRGINIA 2.0% PENNSYLVANIA 0.5% WASHINGTON DC 0.4% OTHER STATES 1.5% 1 2 3 4 5 6 7 8 Other DC PA VA MD WV KY OH 3 2 5 1 6 7 84 ^ EXCLUDES PREMIUM FINANCE, NORTH STAR LEASING AND VANTAGE LEASING

22 PRUDENT USE OF CAPITAL NASDAQ: PEBO CAPITAL PRIORITIES • Organic growth • Dividends • Share repurchases • Acquisition activities DIVIDENDS • Over 7 consecutive years of increasing dividends. Dividend paid increased from $0.15 per share for Q1 2016 to $0.39 declared in Q3 2023 • Based on the closing stock price of Peoples’ common shares of $27.52 on July 21, 2023, the quarterly dividend produces an annualized yield of 5.67% SHARE REPURCHASES • Prudent repurchase of shares • Repurchased $7.4 million in 2022, and bought shares in each quarter of 2020

Q2 2023 FINANCIAL INSIGHTS 23

24 Q2 2023 HIGHLIGHTS & KEY IMPACTS NASDAQ: PEBO Social media data as of June 30, 2023 for proxy peer group (based on Nasdaq symbol): TOWN, FFBC, CBU, FRME, NWBI, SASR, NBTB, EGBN, PRK, FCF, STBA, SRCE, TMP, PFC, HBNC, LKFN, SYBT, CHCO, GABC, FISI, CTBI, CCNE, THFF, FMNB Peoples Bank is in the top third of peer group for social media followers OUT OF PROXY PEER GROUP (25 BANKS) #5 #8#6 #7 FINANCIAL: • Closed acquisition of Limestone Bancorp, Inc. on April 30, 2023. • Net income of $21.1 million for the second quarter of 2023, representing earnings per diluted common share of $0.64. In comparison, Peoples reported earnings per diluted common share of $0.94 for the first quarter of 2023, and of $0.88 for the second quarter of 2022. » The provision for credit losses negatively impacted earnings per diluted common share by $0.19 for the second quarter of 2023, compared to $0.05 for the first quarter of 2023, while the release of provision positively impacted earnings per diluted common share by $0.02 for the second quarter of 2022. The second quarter 2023 provision is largely due to the Limestone acquisition. » Non-core items, and the related tax effect of each, in net income primarily included acquisition-related expenses. Non-core items negatively impacted earnings per diluted common share by $0.28 for the second quarter of 2023, $0.07 for the first quarter of 2023, and $0.02 for the second quarter of 2022. • Return on average assets, adjusted for non-core-items, was 1.47% for the second quarter of 2023. • Net interest income increased $12.0 million, or 16%, compared to the first quarter of 2023 and increased $23.4 million, or 38%, compared to the second quarter of 2022. • Total non-interest income, excluding net gains and losses, increased $1.6 million, or 8%, compared to first quarter of 2023, and increased $3.3 million, or 17%, compared to the second quarter of 2022. • For the second quarter of 2023, the efficiency ratio was 62.7%. When adjusted for non-core items, the efficiency ratio was 53.3% for the second quarter of 2023. • Period-end total loan and lease balances increased $1.2 billion, or 26% annualized, compared to March 31, 2023. Excluding Limestone acquired balances, our organic loan portfolio grew $146 million, or 12% annualized compared to the linked quarter. • Asset quality metrics remained stable during the quarter. • Period-end total deposit balances at June 30, 2023 increased $1.2 billion, or 20%, compared to at March 31, 2023. LOAN GROWTH FEE-BASED INCOME EFFICIENCY RATIO NET INTEREST MARGIN

NASDAQ: PEBO FINANCIAL EXPECTATIONS 25WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 2023 LOAN GROWTH FEE-BASED INCOME NON-INTEREST EXPENSE EFFICIENCY RATIO CREDIT COSTS ANTICIPATE 6-8% ORGANIC LOAN GROWTH EXPECT FEE BASED INCOME GROWTH TO BE IN LOW-TO-MID DOUBLE DIGITS COMPARED TO 2022 EXPECT NET CHARGE-OFF RATE DURING 2023 TO BE CONSISTENT WITH 2022 ANTICIPATE A 22-24% INCREASE COMPARED TO 2022, EXCLUDING ACQUISITION-RELATED EXPENSE EXPECT TO BE BETWEEN 55% AND 57% FOR THE FULL YEAR, EXCLUDING ONE-TIME EXPENSES NET INTEREST MARGIN EXPECT TO BE BETWEEN 4.40% - 4.60%

26 ACQUISITION OF LIMESTONE BANCORP, INC NASDAQ: PEBO ANNOUNCED OCTOBER 25, 2022 AND CLOSED APRIL 30, 2023 • Limestone Bancorp, Inc., through its community bank subsidiary and 208 associates, operated 20 branches in 14 counties in Kentucky. • As of June 30, 2023, the combined company had $8.8 billion in total assets, $6.0 billion in total loans and leases and $7.0 billion in total deposits with 150 locations in Ohio, Kentucky, West Virginia, Maryland, Virginia and Washington, D.C. • Former Limestone Bank branches will convert to Peoples Bank branches on August 7, 2023. PRO FORMA BRANCH MAP

NASDAQ: PEBO STOCK PERFORMANCE 27WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO PEBO PERFORMANCE HAS PERFORMED BETTER THAN PEERS IN TERMS OF YTD, 1, 3 & 5 YEAR TOTAL ANNUAL RETURN 0% 10% 20% 30% 40% 50% 60% 70% 80% YTD (not annualized) 3-YEAR1-YEAR 5-YEAR 4% 20% -14%-15% -10% 18% TOTAL ANNUAL RETURN AS OF JULY 26 2023 5% 17% 11% 14% 9% -1% -1%-2% 12% -12% Total Return includes impact of dividends. Peers include: TOWN, FFBC, CBU, FRME, NWBI, SASR, NBTB, EGBN, PRK, FCF, STBA, SRCE, TMP, PFC, HBNC, LKFN, SYBT, CHCO, GABC, FISI, CTBI, CCNE, THFF, FMNB. Source: Bloomberg S&P 500 PEER GROUP MEDIAN PEBO KBW BANK INDEX

28 TOTAL REVENUE NASDAQ: PEBO $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 YTD 23FY-22FY-21FY-20FY-19FY-18FY-17FY-16 Lorem ipsum ON PACE FOR RECORD TOTAL REVENUE $51,070 $52,653 $57,234 $64,892 $104,865 $113,377 $129,612 $140,838 NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSESNET INTEREST INCOME ($ T H O U SA N D S) Peoples benefited from the acquisition of ASB Financial Corp. in the second quarter of 2018, the acquisition of First Prestonsburg Bancshares Inc. in the second quarter of 2019, the acquisition of Triumph Premium Finance in the third quarter of 2020, the acquisition of North Star Leasing in the second quarter of 2021, the acquisition of Premier Bancorp Financial, Inc. in the third quarter of 2021, the acquisition of Vantage Financial in the first quarter of 2022, and the acquisition of Limestone Bancorp, Inc in the second quarter of 2023. $64,330 $138,923 $69,254 $172,553 $79,513 $253,442 $157,731 $44,087

NASDAQ: PEBO INSURANCE & INVESTMENT INCOME COMPOSITION 29WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 3 4 5 TOTAL INVESTMENT REVENUE YTD 2023 $8.5 MILLION 1 FIDUCIARY 45% 2 BROKERAGE 39% 3 EMPLOYEE BENEFITS 16% Insurance and Investment Income Composition Insurance Revenue*Investment Revenue* 1 2 1 P&C COMMERCIAL LINES 54% 2 PERFORMANCE BASED 16% 3 P&C PERSONAL LINES 16% 4 LIFE & HEALTH 12% 5 OTHER 2% In su ra n ce a n d I nv es tm en t In co m e C o m p o si ti o n In su ra n ce R ev en u e* In ve st m en t R ev en u e* 1 3 2 4 TOTAL INSURANCE REVENUE YTD 2023 $9.4 MILLION 5 REVENUE SOURCES OF OUR FEE BASED BUSINESSES

30 EXPENSE & EFFICIENCY RATIO NASDAQ: PEBO THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, AND AN INCREASE IN FTE’S FOR GROWTH AND TECHNOLOGY INVESTMENTS CORE NON-INTEREST EXPENSE* Efficiency Ratio Adjusted for Non-Core Items* 50% 52% 54% 56% 58% 60% 62% 64% 66% 68% 70% YTD-23FY-22FY-21FY-20FY-19FY-18FY-17 $50000 $64000 $78000 $92000 $106000 $120000 YTD-19**FY-18**FY-17FY-16FY-15FY-14 61.85% 61.32% 61.09% N O T T O S C A LE 61.94% 63.51% EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS* Core Non-Interest Expense* $0 $50,000 $100,000 $150,000 $200,000 $250,000 YTD-23FY-22FY-21FY-20FY-19FY-18FY-17 NON-CORE EXPENSES* CORE NON-INTEREST EXPENSES ($ T H O U SA N D S) *Non-US GAAP financial measure. See Appendix. COVID-19 AND INCREASED NON-INTEREST EXPENSE IMPACTED THE EFFICIENCY RATIO IN 2020 & 2021 58.59% 55.13%

0.0% 0.5% 1.0% 1.5% 2.0% YTD-23FY-22FY-21FY-20FY-19FY-18FY-17FY-16 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 5% 10% 15% 20% 25% FY-22FY-21FY-20FY-19FY-18FY-17FY-16 $14 $15 $16 $17 $18 $19 $20 $21 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Tangible Book Value Per Share FY-15 1.25% 1.50% 1.75% 2.00% 2.25% NASDAQ: PEBO IMPROVEMENT IN KEY METRICS 31WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 0.0% 0.5% 1.0% 1.5% 2.0% FY-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 5% 10% 15% 20% 25% YTD-23FY-22FY-21FY-20-19-187F -16 $14 $15 $16 $17 $18 $19 $20 $21 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Tangible Book Value Per Share 1.25% 1.50% 1.75% 2.00% 2.25% WE HAVE MADE STEADY PROGRESS ON THESE METRICS OVER THE RECENT YEARS. THE PROVISION FOR CREDIT LOSSES, INTEREST RATE ENVIRONMENT, AND OTHER ECONOMIC IMPACTS OF COVID-19 SIGNIFICANTLY IMPACTED THESE METRICS IN 2020 AND 2021. INCREASED NET INCOME IN 2022 DUE TO INCREASES IN MARKET INTEREST RATES AND THE PREMIER AND VANTAGE ACQUISITIONS. RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS1 RETURN ON VERAGE ANGIBLE STOCKHOLDERS’ EQUITY ADJUSTED FOR NO -CORE ITEMS1 1 Non-US GAAP financial measure. See Appendix. 1.0% 1.1% 1.3% 1.4% 0.9% 1.2% 1.5% 12.2% 13.1% 16.3% 16.0% 10.4% 16.9% 23.3% 1.5% 24.4%

32 TOTAL LOAN GROWTH NASDAQ: PEBO $0 $1,300 $2,600 $3,900 $5,200 $6,500 YTD-23FY-22FY-21FY-20FY-19FY-18FY-17FY-16 Total Loan Growth ASB ACQUIRED LOANS TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS LIMESTONE ACQUIRED LOANS FIRST PRESTONSBURG ACQUIRED LOANS TOTAL LOANS* WERE $6.0 BILLION AS OF JUNE 30, 2023 PREMIUM FINANCE ACQUIRED LOANS TOTAL ACQUIRED LEASES TOTAL PPP LOANS PREMIER FINANCIAL BANCORP, INC. ACQUIRED LOANS *Also referred to throughout this document as “total loans and leases” and “loans held for investment” ($ M IL LI O N S)

Deposit Growth $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 YTD-23FY-22FY-21FY-20FY-19FY-18FY-17 DDAs* 42% OF DEPOSIT BALANCES IN Q2 2023 WERE DEMAND DEPOSIT ACCOUNTS (DDAS), INCLUDING $1.7 BILLION OF NON-INTEREST BEARING DDAS *DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts. $2,730 $2,955 $3,291 ($ M IL LI O N S) BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDAs* NON-INTEREST-BEARING DDAs* $3,910 $5,862 48% 43% 40%40%42% $5,717 48% DEPOSIT GROWTH NASDAQ: PEBO 33WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO $6,960 42%

34 MORE THAN JUST A BANK NASDAQ: PEBO Recognized by Newsweek as one of America’s Best Banks 2023 17th largest bank owned insurance company in the United States LOCATIONS IN OHIO, WEST VIRGINIA, KENTUCKY, VIRGINIA, WASHINGTON D.C. AND MARYLAND NATIONWIDE SPECIALTY FINANCE DIVISIONS Effective April 30, 2023

Q2 2023 APPENDIX 35

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR is defined as net interest income plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	FY-22	YTD-23
Income before income taxes	$ 45,282	$ 57,203	$ 54,941	$ 65,358	$ 42,646	$ 56,970	$ 128,641	$ 60,868
Add: Provision for loan/credit losses	3,539	3,772	5,448	2,504	26,254	731	$ —	$ 9,836
Add: Loss on debt extinguishment	707	—	—	—	—	—	—	—
Add: Loss on OREO	34	116	35	98	120	—	173	1,622
Add: Loss on securities	1	—	147	—	368	862	375	2,101
Add: Loss on other assets	427	—	469	692	170	252	975	274
Add: Loss on other transactions	—	—	76	—	—	—	151	15
Less: Recovery of loan losses	—	—	—	—	—	—	3,634	—
Less: Gain on OREO	—	—	14	—	—	56	35	—
Less: Gains on securities	931	2,983	1	164	—	—	314	—
Less: Gains on other assets	35	28	76	8	—	—	649	—
Less: Gains on other transactions	—	25	168	—	—	897	—	—
Pre-provision net revenue	**$ 49,024**	**$ 58,055**	**$ 60,857**	**$ 68,480**	**$ 69,558**	**$ 57,862**	**$ 125,683**	**$ 74,716**
Average assets *(in millions)*	$ 3,320	$ 3,510	$ 3,872	$ 4,222	$ 4,739	$ 5,673	$ 7,095	$ 7,793
Pre-provision net revenue to average assets	1.48%	1.65%	1.57%	1.62%	1.47%	1.02%	1.77%	1.93%

36

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 37 PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR adjusted for non-core items is defined as net interest income, excluding system upgrade revenue waived, acquisition costs, contract negotiation fees, Peoples Bank Foundation, Inc. contribution, COVID-19- related expenses, COVID-19 employee retention credit, and pension settlement charges, plus the provision for loan losses, refund of contract negotiation fees and all gains and/or losses included in the earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be retained in order to build capital or used to absorb unexpected losses and preserve existing capital.($ in Thousands) FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 YTD-23 Income before income taxes $ 45,282 $ 57,203 $ 54,941 $ 65,358 $ 42,646 $ 56,970 $ 128,641 $ 60,868 Add: System upgrade revenue waived 85 — — — — — — — Add: Acquisition-related expenses — 341 7,262 7,287 489 21,423 3,016 11,260 Add: COVID-19 related expenses — — — — 1,332 1,248 134 — Add: System upgrade costs 1,259 — — — — — — — Add: Contract negotiation expenses — — — — — 1,248 — — Add: Other non-core costs — — — 270 1,055 579 — — Add: Pension settlement charges — 242 267 — 1,054 143 185 — Add: Provision for loan/credit losses 3,539 3,772 5,448 2,504 26,254 731 — 9,836 Add: Loss on debt extinguishment 707 — — — — — — — Add: Loss on OREO 34 116 35 98 120 — 173 1,622 Add: Loss on securities 1 — 147 — 368 862 375 2,101 Add: Loss on other assets 427 — 469 692 170 459 975 274 Add: Loss on other transactions — — 76 — — — 151 15 Less: Recovery of loan losses — — — — — — 3,634 — Less: Gain on OREO — — 14 — — 56 35 — Less: Gains on securities 931 2,983 1 164 — — 314 — Less: COVID-19 Employee Retention Credit — — — — — — — 548 Less: Gains on other assets 35 28 76 8 — — 649 — Less: Gains on other transactions — 25 168 — — 897 — — Pre-provision net revenue $ 50,368 $ 58,638 $ 68,386 $ 76,037 $ 73,488 $ 82,710 $ 129,018 $ 85,428 Average assets (in millions) $ 3,320 $ 3,510 $ 3,872 $ 4,222 $ 4,739 $ 5,673 $ 7,095 $ 7,793 Pre-provision net revenue to average assets 1.52% 1.67% 1.77% 1.80% 1.55% 1.46% 1.82% 1.10%

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

CORE NON-INTEREST INCOME

Core non-interest income is a financial measure use by Peoples' recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived

($ in Thousands)	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	FY-22	YTD-23
Total noninterest income	$ 50,867	$ 55,573	$ 56,754	$ 64,274	$ 63,672	$ 68,885	$ 78,836	$ 40,075
Less: net gain (loss) on investment securities	930	2,983	(146)	164	(368)	(862)	(61)	(2,101)
Less: net (loss) gain on asset disposals and other transactions	(1,133)	(63)	(334)	(782)	(290)	493	(616)	(1,911)
Add: core banking system conversion revenue waived	85	—	—	—	—	—	—	—
Core non-interest income excluding gains and losses	**$ 51,155**	**$ 52,653**	**$ 57,234**	**$ 64,892**	**$ 64,330**	**$ 69,254**	**$ 79,513**	**$ 44,087**

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, COVID-19-related expenses, COVID-19 employee retention credit, contract negotiation fees, pension settlement charges, and other non-recurring

($ in Thousands)	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	FY-22	YTD-23
Total non-interest expense	$ 106,911	$ 107,975	$ 125,977	$ 137,250	$ 133,695	$ 183,737	$ 207,147	$ 127,102
Less: system conversion expenses	1,259	—	—	—	—	—	—	—
Less: acquisition-related expenses	—	341	7,262	7,287	489	21,423	3,016	11,260
Less: pension settlement charges	—	242	267	—	1,054	143	185	—
Less: COVID-19 related expenses	—	—	—	—	1,332	1,248	134	—
Add: COVID -19 Employee Retention Credit	—	—	—	—	—	—	—	548
Less: contract negotiation expenses	—	—	—	—	—	1,248	—	—
Less: other non-core charges	—	—	—	270	1,055	579	—	—
Core non-interest expense	**$ 105,652**	**$ 107,392**	**$ 118,448**	**$ 129,693**	**$ 129,765**	**$ 159,096**	**$ 203,812**	**$ 116,390**

38

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 39 EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS ($ in Thousands) FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 YTD-23 Total noninterest expense $ 106,911 $ 107,975 $ 125,977 $ 137,250 $ 133,695 $ 183,737 $ 207,147 $ 127,102 Less: amortization on other intangible assets 4,030 3,516 3,338 3,359 3,223 4,775 7,763 4,671 Adjusted total non-interest expense 102,881 104,459 122,639 133,891 130,472 178,962 199,384 122,431 Total non-interest income excluding net gains and losses 51,070 52,653 57,234 64,892 64,330 69,254 79,513 44,087 Net interest income 104,865 113,377 129,612 140,838 138,923 172,553 253,442 157,731 Add: fully taxable equivalent adjustment 2,027 1,912 881 1,068 1,054 1,349 1,644 845 Net interest income on a fully taxable equivalent basis 106,892 115,289 130,493 141,906 139,977 173,902 255,086 158,576 Adjusted revenue $157,962 $167,942 $187,727 $206,798 $204,307 $243,156 $334,599 $202,663 Efficiency ratio 65.13% 62.20% 65.33% 64.74% 63.86% 73.60% 59.59% 60.41% Core non-interest expense $ 105,652 $ 107,392 $ 118,448 $ 129,693 $ 129,765 $ 159,096 $ 203,812 $ 116,390 Less: amortization on other intangible assets 4,030 3,516 3,338 3,359 3,223 $ 4,775 $ 7,763 $ 4,671 101,622 103,876 115,110 126,334 126,542 154,321 196,049 111,719 Core non-interest income excluding gains and losses 51,070 52,653 57,234 64,892 64,330 69,254 79,513 44,087 Net interest income on a fully taxable equivalent basis 106,892 115,289 130,493 141,906 139,977 173,902 255,086 158,576 From ER Check Adjusted core revenue 157,962 167,942 187,727 206,798 204,307 243,156 334,599 202,663 202,663 Efficiency ratio adjusted for non-core items 64.33% 61.85% 61.32% 61.09% 61.94% 63.47% 58.59% 55.13% 55.13% The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure in non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses, system upgrade revenue waived and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. CORE NON-INTEREST EXPENSE Core non-interest income is a financial measure use by Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived

APPENDIX
NON-US GAAP MEASURES

NASDAQ: PEBO

TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE

Peoples uses tangible capital measures to evaluate the adequacy of Peoples' stockholders'. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders' equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousands)	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	FY-22	YTD-23
Total stockholders equity	$ 435,261	$ 458,592	$ 520,140	$ 594,393	$ 575,673	$ 845,025	$ 785,328	$ 998,907
Less: goodwill and other intangible assets	146,018	144,576	162,085	177,503	184,597	291,009	326,329	413,172
Tangible equity	**289,243**	**314,016**	**358,055**	**416,890**	**391,076**	**554,016**	**458,999**	**585,735**
Total assets	$ 3,432,348	$ 3,581,686	$ 3,991,454	$ 4,354,165	$ 4,760,764	$ 7,063,521	$ 7,207,304	$ 8,786,635
Less: goodwill and other intangible assets	146,018	144,576	162,085	177,503	184,597 $	291,009	326,329	413,172
Tangible assets	**3,286,330**	**3,437,110**	**3,829,369**	**4,176,662**	**4,576,167**	**6,772,512**	**6,880,975**	**8,373,463**
Tangible equity to tangible assets	**8.80%**	**9.14%**	**9.35%**	**9.98%**	**8.55%**	**8.18%**	**6.67%**	**7.00%**
Tangible equity	$289,243	$314,016	$358,055	$416,890	$391,076	$554,016	$458,999	$585,735
Common shares outstanding	18,200,067	18,287,449	19,565,029	20,698,941	19,563,979	28,297,771	28,287,837	35,374,916
Tangible book value per share	**$ 15.89**	**$ 17.17**	**$ 18.30**	**$ 20.14**	**$ 19.99**	**$ 19.58**	**$ 16.23**	**$ 16.56**

40

Peoples uses tangible capital measures to evaluate the adequacy of Peoples’ stockholders’. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders’ equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples’ operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples’ consolidated financial statements. APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 41(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2023, 2022, 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs ACT on the reimbursement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, Peoples Bank Foundation, Inc. contribution, COVID-19-related expenses, COVID-19 employee retention credit, acquisition-related expenses, contract negotiation fees, and pension settlement charges. ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 YTD-23 Annualized net income $ 10,941 $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 96,102 Total average assets 3,111,853 3,320,447 3,510,274 3,871,832 4,222,482 4,739,289 $ 5,672,594 $ 7,094,707 $ 7,792,579 Return on average assets 0.35% 0.94% 1.10% 1.19% 1.27% 0.73% 0.84% 1.43% 1.23% Return on average assets adjusted for non-core items: Net income $10,941 $31,157 $38,471 $46,255 $53,695 34,767 47,555 101,292 47,656 Add: core banking system conversion revenue waived — 85 — — — — — — — Less: tax effect of core banking system conversion revenue waived — 30 — — — — — — — Add: net loss on investment securities — — — 146 — 368 862 61 2,101 Less: tax effect of net loss on investment securities — — — 31 — 77 181 13 441 Less: net gain on investment securities 729 930 2,983 — 164 — — — — Add: tax effect of net gain on investment securities 255 325 1,044 — 34 — — — — Less: net gain on assets disposals and other transactions — — — — — — 493 — — Add: tax effect of net gain on asset disposals and other transactions — — — — — — 104 — — Add: net loss on asset disposals and other transactions 1,788 1,133 63 334 782 290 — 616 1,911 Less: tax effect on net loss on asset disposals and other transactions 626 397 22 70 164 61 — 129 401 Add: system conversion expenses — 1,259 — — — — — — — Less: tax effect on system conversion expense — 441 — — — — — — — Add: acquisition-related expenses 10,722 — 341 7,262 7,287 489 21,423 3,016 11,260 Less: tax effect on acquisition-related expenses 3,753 — 119 1,525 1,530 103 4,499 633 2,365 Add: pension settlement charges 459 — 242 267 — 1,054 143 185 — Less: tax effect on pension settlement charges 161 — 85 56 — 221 30 39 — Add: COVID-19 expenses — — — — — 1,332 1,248 134 — Less: tax effect on COVID-19 expenses — — — — — 280 262 28 — Less: COVID -19 Employee Retention Credit — — — — — — — — 548 Add: tax effect of COVID -19 Employee Retention Credit — — — — — — — — 115 Add: other non-core charges 592 — — — 270 1,055 579 — — Less: tax effect on other non-core charges 207 — — — 57 222 122 — — Add: contract negotiation fees — — — — — — 1,248 — — Less: tax effect on contract negotiation fees — — — — — — 262 — — Less: release of deferred tax asset valuation — — — 805 — — — — — Less: impact of Tax Cuts and Jobs Act on deferred tax liability — — — 705 — — — — — Add: impact of Tax Cuts and Jobs Act on deferred tax assets — — 897 — — — — — — Net income adjusted for non-core items $19,281 $32,161 $37,849 $51,072 $60,153 $40,319 $67,312 $104,461 $59,288 Total average assets 3,111,853 3,320,447 3,510,274 3,871,832 4,222,482 $4,739,289 $5,672,594 $7,094,707 $7,792,579 Return on average assets adjusted for non-core items 0.62% 0.97% 1.08% 1.32% 1.42% 0.85% 1.19% 1.47% 1.53%

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure is non-US GAAP since that excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	FY-22	YTD-23
Annualized net income	$ 31,157	$ 38,471	$ 46,255	$ 53,695	$ 34,767	47,555	101,292	47,656
Add: amortization of other intangible assets	4,030	3,516	3,338	3,359	3,223	4,775	7,763	4,671
Less: tax effect of amortization of other intangible assets (a)	1,411	1,231	701	705	677	1,003	1,630	981
Net income excluding the amortization of intangible assets	33,776	40,756	48,892	56,349	34,770	51,327	107,425	51,346
Total average equity	432,666	450,379	488,139	566,123	575,386	656,633	797,984	876,866
Less: average goodwill and other intangible assets	147,981	144,696	158,115	173,529	181,526	234,667	322,639	356,470
Average tangible equity	284,685	305,683	330,024	392,594	393,860	421,966	475,345	520,396
Annualized net income	$ 31,157	$ 38,471	$ 46,255	$ 53,695	$ 34,767	$ 47,555	$ 101,292	$ 96,102
Total average equity	432,666	450,379	488,139	566,123	575,386 $	656,633 $	797,984 $	876,866
Return on average equity	**7.20%**	**8.54%**	**9.48%**	**9.48%**	**6.04%**	**7.24%**	**12.69%**	**10.96%**
Annualized net income excluding the amortization of intangible assets	$ 33,776	$ 40,756	$ 48,892	$ 56,349	$ 37,313	$ 51,327	$ 107,425	$ 103,543
Average tangible equity	284,685	305,683	330,024	392,594	393,860 $	421,966 $	475,345 $	520,396
Return on average tangible equity	**11.86%**	**13.33%**	**14.81%**	**14.35%**	**9.47%**	**12.16%**	**22.60%**	**19.90%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2023, 2022, 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown.

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APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

RETURN ON AVERAGE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average stockholders' equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and after-tax impact of all gains and losses, other non-core charges, Peoples Bank Foundation, Inc. contribution, COVID-19 related expenses, COVID-19 employee retention credit, acquisition-related expenses, contract negotiation fees, and pension settlement charges.

($ in Thousands)	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	FY-22	YTD-23
Return on average equity adjusted for non-core items:								
Net income	$31,157	$38,471	$46,255	$53,695	$34,767	$47,555	$101,292	$47,656
Add: core banking system conversion revenue waived	85	—	—	—	—	—	—	—
Less: tax effect of core banking system conversion revenue waived (a)	30	—	—	—	—	—	—	—
Add: net loss on investment securities	—	—	146	—	368	862	61	2,101
Less: tax effect of net loss on investment securities (a)	—	—	31	—	77	181	13	441
Less: net gain on investment securities	930	2,983	—	164	—	—	—	—
Add: tax effect of net gain on investment securities (a)	325	1,044	—	34	—	—	—	—
Less: net gain on assets disposals and other transactions	—	—	—	—	—	493	—	—
Add: tax effect of net gain on asset disposals and other transactions	—	—	—	—	—	104	—	—
Add: net loss on asset disposals and other transactios	1,133	63	334	782	290	—	616	1,911
Less: tax effect on net loss on asset disposals and other transactions (a)	397	22	70	164	61	—	129	401
Add: system conversion expenses	1,259	—	—	—	—	—	—	—
Less: tax effect on system conversion expense (a)	441	—	—	—	—	—	—	—
Add: acquisition-related expenses	—	341	7,262	7,287	489	21,423	3,016	11,260
Less: tax effect on acquisition-related expenses (a)	—	119	1,525	1,530	103	4,499	633	2,365
Add: pension settlement charges	—	242	267	—	1,054	143	185	—
Less: tax effect on pension settlement charges (a)	—	85	56	—	221	30	39	—
Add: COVID-19 expenses	—	—	—	—	1,332	1,248	134	—
Less: tax effect on COVID-19 related expenses (a)	—	—	—	—	280	262	28	—
Less: COVID -19 Employee Retention Credit	—	—	—	—	—	—	—	548
Add: tax effect of COVID -19 Employee Retention Credit	—	—	—	—	—	—	—	115
Add: other non-core charges	—	—	—	270	1,055	579	—	—
Less: tax effect on other non-core charges (a)	—	—	—	57	222	122	—	—
Add: contract negotiation fees	—	—	—	—	—	1,248	—	—
Less: tax effect on contract negotiation expenses (a)	—	—	—	—	—	262	—	—
Less: release of deferred tax asset valuation	—	—	805	—	—	—	—	—
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	—	—	705	—	—	—	—	—
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	—	897	—	—	—	—	—	—
Net income adjusted for non-core items	$32,161	$37,849	$51,072	$60,153	$38,391	$67,312	$104,461	$59,288
Average equity	432,666	450,379	488,139	566,123	575,386	656,633	797,984	876,866
Return on average equity adjusted for non-core items	**7.43%**	**8.40%**	**10.46%**	**10.63%**	**6.67%**	**10.25%**	**13.09%**	**13.63%**
Net income adjusted for non-core items excluding the amortization of intangible assets	$34,780	$40,134	$53,709	$62,807	$40,937	$71,084	$110,594	$62,978
Average tangible equity	284,685	305,683	330,024	392,594	393,860	421,966	475,345	520,396
Return on average tangible equity adjusted for non-core items	**12.22%**	**13.13%**	**16.27%**	**16.00%**	**10.39%**	**16.85%**	**23.27%**	**24.40%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2023, 2022, 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown.

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peoplesbancorp.com Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. The three arched ribbons logo is a federally registered service mark of Peoples Bank. Peoples Bank (w/logo)® is a federally registered service mark of Peoples Bank. Working Together. Building Success.® is a federally registered service mark of Peoples Bank. CHUCK SULERZYSKI President and Chief Executive Officer 740.374.6163 Chuck.Sulerzyski@pebo.com TYLER WILCOX Senior Executive Vice President Chief Operating Officer 740.373.7737 Tyler.Wilcox@pebo.com KATIE BAILEY Executive Vice President Chief Financial Officer and Treasurer 740.376.7138 Kathryn.Bailey@pebo.com